UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-2410

Dreyfus Liquid Assets, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2010

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
Liquid Assets, Inc.

SEMIANNUAL REPORT June 30, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Liquid Assets, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Liquid Assets, Inc., covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the second half of 2009 and the first quarter of 2010, the financial markets encountered renewed volatility late in the reporting period, which caused world stocks and some of the bond market’s higher-yielding sectors to erase some of their previous gains. Conversely, traditional safe havens such as gold and U.S. Treasury securities rallied as investors became more risk-averse.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on high quality investments may be suitable for many investors.

We believe that short-term and liquid asset mutual fund investments are an important part of a long-term investment focus. But if you have not recently reviewed your portfolio, perhaps now is a good time to talk to your financial advisor about the current market environment and about potential opportunities provided by the financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus Liquid Assets’ Class 1 shares produced an annualized yield of 0.00%, and its Class 2 shares produced an annualized yield of 0.12%. Taking into account the effects of compounding, the fund’s Class 1 and Class 2 shares provided annualized effective yields of 0.00% and 0.12%, respectively, for the same period.1,2

U.S. economic growth remained relatively mild during the reporting period, and the Federal Reserve Board (the “Fed”) maintained its target for the overnight federal funds rate between 0.00% and 0.25%. Consequently, money market yields stayed near historical lows.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital.To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances, and other short-term securities issued by U.S. banks and foreign branches of U.S. banks, repurchase agreements, including tri-party repurchase agreements, asset-backed securities, commercial paper and other short-term corporate obligations of U.S. issuers.

Normally,the fund invests at least 25% of its net assets in bank obligations.

Monetary Policy Remained Unchanged in Muted Recovery

The year 2010 began in the midst of an economic recovery that was fueled, in part, by an overnight federal funds rate that remained unchanged in a historically low range between 0.00% and 0.25%. As a result, money market yields remained near zero percent during the reporting period.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

When the year began, the economic recovery appeared to remain on track, and economists were encouraged by positive data, such as a better-than-expected improvement in retail sales in January. In addition, the unemployment rate fell to 9.7%, and job losses continued to moderate in January and February. Manufacturing activity rose for the eighth straight month in March, and it did so at the fastest rate in almost six years. Employment improved in April by the largest margin in approximately four years even as workers returning to the labor force pushed the unemployment rate down to 9.9%.May saw the creation of 431,000 new jobs, although most were temporary workers hired for the 2010 Census.

U.S. GDP grew at a revised 3.0% annualized rate during the first quarter of 2010, a far milder gain than similar stages of most previous recoveries. Moreover, the housing market continued to struggle during the first quarter, with existing home sales sliding –0.6% in March compared to the previous month, even before the expiration of tax credits for first-time homebuyers.

In April and May, a sovereign debt crisis in Europe and inflationary pressures in China contributed to greater economic uncertainty worldwide, sparking heightened volatility in international stock and bond markets. In the United States, the Consumer Price Index slid –0.1% in April, while retail sales and industrial production posted gains. Government budget cutbacks in Europe created concerns that demand for goods and services, including those from U.S. companies, could suffer significantly. Indeed, U.S. manufacturing activity appeared to moderate in June, and private-sector job growth, while positive, proved more anemic than many analysts expected.

The U.S. Securities and Exchange Commission (“SEC”) has issued new regulations governing money market funds, many of which became effective in March 2010. According to the SEC, the “new rules are intended to increase the resilience of money market funds to economic stresses and reduce the risks of runs on the funds by tightening the maturity and credit quality standards and imposing new liquidity requirements.”These new regulations had relatively little impact on the fund, which historically has been conservatively managed.

An Unwavering Focus on Quality

With few opportunities available in the short-term credit markets for significant levels of current income, most money market funds continued to maintain weighted maturities well below historical averages.The fund was no exception, as we set its weighted average maturity roughly in line with industry averages. As always, we focused exclusively on money market instruments meeting our stringent credit-quality criteria.

Although the mild economic recovery is maturing, inflationary pressures have remained low, and the Fed repeatedly has stated that economic conditions “are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”The subpar U.S. recovery, along with expectations of sustained economic weakness in Europe, has convinced many analysts that a shift to a more restrictive monetary policy is unlikely anytime soon. We intend to maintain the fund’s focus on credit quality and liquidity.

July 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate and asset-backed securities holdings while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Annualized yields provided for the fund’s Class 1 shares reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through May 1, 2011, at which time it may be extended, terminated or modified at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.
2	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided for the fund’s Class 2 shares reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders will be given at least 90 days’ notice prior to the time such absorption may be terminated. Class 2 shares of the fund are available only to certain eligible financial institutions. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Liquid Assets, Inc. from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010

	Class 1 Shares	Class 2 Shares
Expenses paid per $1,000†	$ 1.34	$ .79
Ending value (after expenses)	$1,000.00	$1,000.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010

	Class 1 Shares	Class 2 Shares
Expenses paid per $1,000†	$ 1.35	$ .80
Ending value (after expenses)	$1,023.46	$1,024.00

† Expenses are equal to the fund’s annualized expense ratio of .27% for Class 1, and .16% for Class 2, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

	Principal
Negotiable Bank Certificates of Deposit—1.0%	Amount ($)	Value ($)
Citibank N.A.
0.35%, 8/25/10
(cost $50,000,000)	50,000,000	50,000,000

Commercial Paper—36.2%
Abbey National North America LLC
0.10%, 7/1/10	200,000,000	200,000,000
Barclays U.S. Funding Corp.
0.53%, 9/7/10	200,000,000	199,799,778
BNP Paribas Finance Inc.
0.60%, 9/2/10	200,000,000	199,790,000
Deutsche Bank Financial LLC
0.28%, 7/29/10	200,000,000	199,956,444
General Electric Capital Corp.
0.29%—0.30%, 8/2/10—8/23/10	200,000,000	199,930,056
ING (US) Funding LLC
0.50%, 9/3/10	150,000,000	149,866,667
Nordea North America Inc.
0.50%, 9/3/10	200,000,000	199,822,222
Societe Generale N.A. Inc.
0.32%, 7/7/10	200,000,000	199,989,333
UBS Finance Delaware Inc.
0.38%, 7/12/10	200,000,000	199,976,778
Total Commercial Paper
(cost $1,749,131,278)		1,749,131,278

Asset-Backed Commercial Paper—33.2%
Argento Variable Funding Ltd.
0.58%, 9/8/10	25,000,000 [a]	24,972,208
Atlantis One Funding Corp.
0.51%, 9/7/10	150,000,000 [a]	149,855,500
CAFCO LLC
0.50%, 8/23/10	100,000,000 [a]	99,926,389
Cancara Asset Securitisation Ltd.
0.50%, 8/18/10	200,000,000 [a]	199,866,667

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Asset-Backed Commercial Paper (continued)	Amount ($)	Value ($)
CHARTA LLC
0.30%, 8/16/10	50,000,000 [a]	49,980,833
CIESCO LLC
0.31%, 7/6/10	200,000,000 [a]	199,991,389
Clipper Receivables Co., LLC
0.46%, 10/1/10	200,000,000 [a]	199,764,889
CRC Funding LLC
0.30%—0.32%, 7/7/10—8/16/10	150,000,000 [a]	149,975,500
Gemini Securitization Corp., LLC
0.50%, 9/10/10	150,000,000 [a]	149,852,083
Grampian Funding Ltd.
0.32%, 7/26/10	200,000,000 [a]	199,955,555
Thames Asset Global Securitization No. 1 Inc.
0.56%—0.57%, 9/7/10—9/15/10	175,118,000 [a]	174,918,209
Total Asset-Backed Commercial Paper
(cost $1,599,059,222)		1,599,059,222

Corporate Note—4.2%
Bank of America Securities LLC
0.26%, 7/1/10
(cost $200,000,000)	200,000,000	200,000,000

Short-Term Bank Note—2.1%
Chase Bank USA NA
0.35%, 8/13/10
(cost $100,000,000)	100,000,000	100,000,000

Time Deposit—4.2%
Northern Trust Co. (Grand Cayman)
0.02%, 7/1/10
(cost $200,000,000)	200,000,000	200,000,000

	Principal
Repurchase Agreements—23.2%	Amount ($)	Value ($)
Banc of America Securities LLC
0.01%, dated 6/30/10, due 7/1/10 in the
amount of $250,000,069 (fully collateralized
by $143,509,600 U.S. Treasury Bonds, 8%,
due 11/15/21, value $209,882,790 and
$43,073,600 U.S. Treasury Notes,
3%, due 2/28/17, value $45,117,255)	250,000,000	250,000,000
Barclays Capital, Inc.
0.01%, dated 6/30/10, due 7/1/10 in the
amount of $38,000,011 (fully collateralized
by $29,650,900 U.S. Treasury Bonds,
6%, due 2/15/26, value $38,760,122)	38,000,000	38,000,000
Deutsche Bank Securities Inc.
0.03%, dated 6/30/10, due 7/1/10 in the
amount of $80,000,067 (fully collateralized
by $81,569,000 International Bank for
Reconstruction and Development, 0.85%,
due 11/28/11, value $81,600,123)	80,000,000	80,000,000
HSBC USA Inc.
0.23%, dated 6/30/10, due 7/1/10 in the
amount of $150,000,958 (fully collateralized
by $150,724,000 Corporate Bonds, 0%-6.51%,
due 8/4/14-3/25/38, value $154,514,271)	150,000,000	150,000,000
RBC Capital Markets
0.235%, dated 6/30/10, due 7/1/10 in the
amount of $200,001,306 (fully collateralized
by $1,750,015,266 Corporate Bonds, 0%-13.88%,
due 7/15/10-11/15/66, value $209,093,502)	200,000,000	200,000,000
RBS Securities, Inc.
0.235%, dated 6/30/10, due 7/1/10 in the
amount of $200,001,306 (fully collateralized
by $414,263,000 Corporate Bonds, 0%-6.95%,
due 8/29/16-10/26/52, value $206,003,978)	200,000,000	200,000,000

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Repurchase Agreements (continued)	Amount ($)	Value ($)
Societe Generale
0.02%, dated 6/30/10, due 7/1/10 in the
amount of $200,000,111 (fully collateralized
by $10,000,000 Federal Home Loan Bank, 4.80%,
due 5/19/23, value $10,104,667, $66,579,000
Federal Home Loan Mortgage Corp., 2.88%-6.25%,
due 11/23/10-7/15/32, value $73,418,353,
$119,000,000 Federal National Mortgage
Association, 0%-1.20%, due 6/28/12-10/8/27,
value $81,502,923 and $37,259,400 U.S. Treasury
Notes, 2.63%, due 6/30/14, value $38,974,078)	200,000,000	200,000,000
Total Repurchase Agreements
(cost $1,118,000,000)		1,118,000,000

Total Investments (cost $5,016,190,500)	104.1%	5,016,190,500

Liabilities, Less Cash and Receivables	(4.1%)	(197,374,400)

Net Assets	100.0%	4,818,816,100

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities amounted to $1,599,059,222 or 33.2% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	55.0	Finance	4.1
Repurchase Agreements	23.2
Asset-Backed/Multi-Seller Programs	21.8		104.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including repurchase agreements
of $1,118,000,000)—Note 1(b)	5,016,190,500	5,016,190,500
Cash		3,636,486
Interest receivable		114,272
Prepaid expenses		637,459
		5,020,578,717
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		1,052,639
Payable for investment securities purchased		199,764,889
Payable for shares of Common Stock redeemed		621,431
Accrued expenses		323,658
		201,762,617
Net Assets ($)		4,818,816,100
Composition of Net Assets ($):
Paid-in capital		4,830,484,971
Accumulated net realized gain (loss) on investments		(11,668,871)
Net Assets ($)		4,818,816,100

Net Asset Value Per Share
	Class 1 Shares	Class 2 Shares
Net Assets ($)	1,170,064,439	3,648,751,661
Shares Outstanding	1,172,590,941	3,656,661,869
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Interest Income	6,288,511
Expenses:
Management fee—Note 2(a)	10,781,105
Shareholder servicing costs—Note 2(b)	2,395,112
Prospectus and shareholders’ reports	428,114
Custodian fees—Note 2(b)	107,808
Registration fees	83,979
Professional fees	63,056
Directors’ fees and expenses—Note 2(c)	11,325
Miscellaneous	45,563
Total Expenses	13,916,062
Less—reduction in management fee due to undertaking—Note 2(a)	(8,076,978)
Less—reduction in expense due to undertaking—Note 2(a)	(1,489,938)
Less—reduction in fees due to earnings credits—Note 1(b)	(5,038)
Net Expenses	4,344,108
Investment Income—Net	1,944,403
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	10,798
Net Increase in Net Assets Resulting from Operations	1,955,201

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	1,944,403	11,237,290
Net realized gain (loss) on investments	10,798	(84,659,583)
Net unrealized appreciation
(depreciation) on investments	—	25,385,182
Net increase from payment by affiliate	—	72,979,914
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,955,201	24,942,803
Dividends to Shareholders from ($):
Investment income—net:
Class 1 Shares	(169)	(2,280,997)
Class 2 Shares	(1,944,234)	(8,974,897)
Total Dividends	(1,944,403)	(11,255,894)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Class 1 Shares	226,510,159	545,593,194
Class 2 Shares	1,790,384,870	2,707,444,657
Capital contribution from affiliate:†
Class 1 Shares	928,554	—
Class 2 Shares	1,156,841	—
Dividends reinvested:
Class 1 Shares	17	2,172,803
Class 2 Shares	6,036	246,974
Cost of shares redeemed:
Class 1 Shares	(380,641,351)	(845,484,534)
Class 2 Shares	(1,403,224,248)	(3,450,884,475)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	235,120,878	(1,040,911,381)
Total Increase (Decrease) in Net Assets	235,131,676	(1,027,224,472)
Net Assets ($):
Beginning of Period	4,583,684,424	5,610,908,896
End of Period	4,818,816,100	4,583,684,424

See notes to financial statements.
† See Note 2(d).

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Class 1 Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.001	.026	.047	.044	.026
Distributions:
Dividends from
investment income—net (.000)[a]		(.001)	(.026)	(.047)	(.044)	(.026)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b,c]	.14[d]	2.58	4.76	4.45	2.62
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.86[b]	.77	.68	.67	.69	.71
Ratio of net expenses
to average net assets	.27[b]	.52	.67	.67[e]	.69[e]	.70
Ratio of net investment
income to average
net assets	.00[b,c]	.15	2.59	4.66	4.37	2.32
Net Assets,
end of period
($ x 1,000)	1,170,064 1,323,118		1,617,316	1,798,630	1,816,411	1,794,075

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.
d	If payment pursuant to the Capital Support Agreement was not made, total return would have been (1.86%).
e	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Class 2 Shares	(Unaudited)	2009	2008	2007	2006	2005[a]
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.001	.002	.027	.048	.045	.022
Distributions:
Dividends from
investment income—net (.001)		(.002)	(.027)	(.048)	(.045)	(.022)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.12[b]	.23[c]	2.72	4.87	4.61	3.07[b]
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.51[b]	.58	.55	.56	.55	.57[b]
Ratio of net expenses
to average net assets	.16[b]	.42	.54	.55	.55[d]	.55[b]
Ratio of net investment
income to average
net assets	.12[b]	.25	2.69	4.77	4.54	3.05[b]
Net Assets,
end of period
($ x 1,000)	3,648,752	3,260,567	3,993,593	4,030,504	3,478,902	2,726,352

a	From April 18, 2005 (commencement of initial offering) to December 31, 2005.
b	Annualized.
c	If payment pursuant to the Capital Support Agreement was not made, total return would have been (1.78%).
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Liquid Assets, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 30 billion shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Class 1 (23.5 billion shares authorized) and Class 2 (6.5 billion shares authorized). Class 1 and Class 2 shares are identical except for the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Class 2 shares are offered only to certain eligible financial institutions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	5,016,190,500
Level 3—Significant Unobservable Inputs	—
Total	5,016,190,500

†	See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $11,679,669 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2010, the cost of investment for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is based on the value of the fund’s average daily net assets and is computed at the following annual rates: .50% of the first $1.5 billion; .48% of the next $500 million; .47% of the next $500 million; and .45% over $2.5 billion.The fee is payable monthly.The agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the fund’s average net assets, the Manager will refund to the fund, or bear, the excess over 1%. The Manager has undertaken, from January 1, 2010 until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund’s Class 1 shares, so that direct annual fund operating expenses (excluding taxes, interest, brokerage commissions, commitment fees and extraordinary expenses) do not exceed .69% of the value of Class 1’s average daily net assets.The Manager has also undertaken to waive receipt of its fees and/or assume the expenses of the fund’s Class 2 shares, so that direct annual fund operating expenses (excluding taxes, interest, brokerage commissions, commitment fees and extraordinary expenses) do not exceed .55% of the value of Class 2’s average daily net assets.The Manager may terminate this undertaking upon at least 90 days prior notice to investors.

The Manager currently is limiting Class 1’s direct expense limit to .70% of the value of Class 1’s average daily net assets, in addition limiting management fee to .16% of the value of Class 1’s average daily net assets and waiving non class specific expenses. The Manager also is limiting Class 2’s current direct expense limit to .16% of the value of Class 2’s average daily net assets. These expense limitations and waivers are voluntary, not contractual, and may be terminated at any time. The waiver of fees, pursuant to these undertakings, amounted to $2,155,959 for Class 1 shares and $5,921,019 for Class 2 shares during the period ended June 30, 2010.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily,is voluntary and not contractual and may be terminated at any time. The expense reimbursement, pursuant to this undertaking amounted to $1,489,938 for Class 1 shares during the period ended June 30, 2010.

(b) Under the Shareholder Services Plan, Class 1 shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of the Class 1’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2010, Class 1 shares were charged $1,568,488 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund. During the period ended June 30, 2010, the fund was charged $599,969 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $56,717 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $3,910.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2010, the fund was charged $107,808 pursuant to the custody agreement.

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,894,592, shareholder services fees $243,338, custodian fees $71,407, chief compliance officer fees $4,113 and transfer agency per account fees $410,000, which are offset against an expense reimbursement currently in effect in the amount of $1,570,811.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) On June 30, 2010, BNY Mellon made a capital contribution of $2,085,395 to the fund.

NOTES

For More Information

Ticker Symbol: DLAXX

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and       Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Liquid Assets, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skpayak
Bradley J. Skapyak, President
Date:	August 23, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	August 23, 2010

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)